UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2015

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)
527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On April 14, 2015, Enzo Biochem, Inc. (the “Company”) requested a rehearing by the Federal Circuit of the March 16, 2015 split 2-to-1 decision of the Court of Appeals sitting in panel for the Federal Circuit that reversed-in-part and vacated-in-part the judgment in Enzo’s favor that Applera Corp., now Life Technologies, Inc. (NASDAQ:LIFE), infringed Enzo’s patents covering pioneering technologies relating to compounds used in DNA sequencing systems to read the genetic code, and remanded the case to the District Court as to whether the accused product infringes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: April 16, 2015	By:	/s/ Barry W. Weiner
Barry W. Weiner
President